SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement"), is entered into as of September 24, 2018, by and between Sears Oil And Gas Corporation, a Nevada corporation (the "Borrower"), and Auctus Fund, LLC, a Delaware limited liability company (the "Secured Party" or "Secured Parties"). All capitalized terms not otherwise defined herein shall the meanings ascribed to them in that certain Securities Purchase Agreement and Note (as defined below) by and between Borrower and the Secured Party of even date (the "Securities Purchase Agreement").

RECITALS

WHEREAS, the Secured Parties have loaned monies to Borrower, as more particularly described in the Securities Purchase Agreement and as evidenced by the 10% senior secured convertible promissory note in the principal amount of $300,000.00 (the “Note”) issued by Borrower to the Secured Party on September 24, 2018;

WHEREAS, the term "Secured Party" as used in this Agreement shall mean, collectively, all holders of the Note, including those persons who become holders of Note subsequent to the  date hereof; and

WHEREAS, this Agreement  is being executed and delivered by Borrower to secure the

Note.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

1.

Obligations Secured. This Agreement secures, in part, the prompt payment and performance of all obligations of Borrower under the Note, and all renewals, extensions, modifications, amendments, and/or supplements thereto (collectively, the "Secured Obligations").

2.

Grant of Security.

a.

Collateral. Borrower hereby grants, pledges, and assigns for the benefit of the Secured Parties, and there is hereby created in favor of each of the Secured Parties, a security interest in and to all of Borrower' s right, title, and interest in, to, and under all of the  collateral  set forth on Exhibit A hereto (collectively,  "Collateral").

b.

Effective Date.  This grant of security shall be effective as of the date hereof.

c.

Subordination. The Note and the Secured Obligations shall not be subordinated, or junior  in interest, to any other obligations of Borrower.

d.

Filings to Perfect Security. The Company will (and is hereby authorized to) file with any filing office such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by Borrower) to perfect and to maintain perfected security interests in the Collateral by the Secured Parties, whereby  (a) promptly  upon the execution of this Agreement, a Financing Statement on Form UCC-1 (the "Financing Statement'') shall be filed with the Nevada Secretary of State on behalf of the Secured

Parties with respect to the Collateral; The Financing Statement shall designate each of the Secured Parties as a Secured Party and Borrower as the debtor, shall identify the security interest in the Collateral, and contain any other items required by law.

The Financing Statement shall contain a description of collateral consistent with the description set forth herein and shall not describe the collateral as "all assets" or "all personal property."

3.

Transfers and Other Liens. Except as set forth herein or in the Note, Borrower shall not, without the prior written consent of all of the Secured Parties, at their sole and  absolute discretion:

a.

Sell, transfer, assign, or dispose of (by operation of law or otherwise), any of the Collateral outside of the ordinary course of business;

b.

Create or suffer to exist any lien, security interest, or other charge or  encumbrance upon or with respect to any of the Collateral, except the security interests created hereby; or

c.

Permit any of the Collateral to be levied upon under any legal process.

4.

Representations and Warranties. Borrower hereby represents and warrants to the Secured Parties as follows: (a) to Borrower' s knowledge, Borrower  is the owner of the Collateral (or, in the case  of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the owner thereat) and that, except as expressly provided herein, no other person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest  (by way  of Lien or otherwise) in, against or to the   Collateral; (b) to Borrower's knowledge, except as expressly provided herein, upon the filing of a Financing Statement with the Nevada Secretary of State, the Secured Parties (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) will have a perfected  security interest  in the Collateral to the extent that a security interest in the Collateral can be perfected  by such filing; (c) all Accounts Receivable (as defined in Exhibit A) are genuine and enforceable against the party obligated to pay the same; (d) Borrower has full power and authority to enter into the transactions provided for in this Agreement and the Note; (e) this Agreement and the Note, when executed and delivered by Borrower, will constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms; (t) the execution and delivery by Borrower of this Agreement and the Note and the performance and consummation of the transactions contemplated hereby and thereby do not and will not violate Borrower's Certificate of Incorporation or Bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to Borrower (g) there does not exist any default or violation by Borrower of or under any of the terms, conditions or obligations of (i) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which Borrower is a party or by which Borrower is bound, or (ii) any law, ordinance, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon Borrower by any law, the action of any court or any governmental authority or agency; and the execution, delivery and performance of this Agreement will  not result in any such default or violation; (h) there is no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand pending or, to the knowledge of Borrower, threatened which adversely affects Borrower' s business or financial condition and there is no basis known to Borrower for any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand which  could result in the same; and (i) this Agreement and the Note do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained in this

Agreement and  the Note not misleading.

5.

Events of Default. For purposes of this Agreement, the term "Event of Default" shall  mean and refer to any of the following:

a.

Failure of Borrower to perform or observe any covenant set forth in this Agreement, or to perform or observe any other term, condition, covenant, warranty, agreement or other provision contained in this Agreement, where such failure continues for fifteen (15) days after receipt of written notice from Lender specifying such failure;

b.

Any representation or warranty made or furnished by Borrower in writing in connection with this Agreement and the Note or any statement or representation made in any certificate, report or opinion delivered pursuant to this Agreement or in connection with this Agreement is false, incorrect or incomplete in any material respect at the time it is furnished; or

c.

Occurrence of any other Event of Default as defined in the Note.

1.

Remedies. Upon the occurrence and during the continuance of an Event of Default (subject to the notice and cure provisions provided for herein, if any), each Secured Party shall have the rights of a secured creditor under the Uniform Commercial Code of the applicable jurisdiction, all rights granted by the Note, this Security Agreement and by law, including the right to require Borrower to assemble the Collateral and make it available to the Secured Parties at a place to be designated  by  Borrower.  The rights and remedies provided in this Agreement and the Note are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by the Secured Parties in exercising any right or remedy under this Agreement or the Note shall impair or prohibit the exercise of any such rights or remedies  in the future  or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to the Secured Parties under this Agreement and the Note or by law or in equity may be exercised by any Secured Party at any time and from time to time.

2.

Further Assurances.  Borrower agrees that, from time to time, at its own expense, it will:

a.

Protect and defend the Collateral against all claims and demands of all persons at any  time claiming the same or any interest therein, and preserve and protect Secured Party's security interest in the Collateral.

b.

Promptly execute and deliver to Secured Parties all instruments and documents, and take all further action necessary or desirable, as any Secured Party may reasonably request to (i) continue, perfect, or protect any security interest granted or purported to be granted hereby, and (ii) enable a Secured Party to exercise and enforce any of Secured Party's rights and remedies hereunder with respect to any Collateral.

c.

Permit a Secured Party's representatives to inspect and make copies of all books and records relating to the Collateral, wherever such books and records are located, and to conduct an audit relating to the Collateral at any reasonable time or times.

1.

Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by  confirmed telex, e-mail or facsimile if sent during normal business hours of the recipient,  if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

If to the Borrower, to:

Sears Oil And Gas Corporation

         1661 Lakeview Circle

         Ogden, UT 84403

         Attn:  Mark Scharmann

         E-mail:  markscharm@comcast.net

If to the Secured Party:

Auctus Fund, LLC

545 Boylston Street, 2nd Floor

Boston, MA 02116

Attn:  Lou Posner

Facsimile: (617) 532-6420

or to such other address or telecopy number  as the party to whom  notice  is to be   given may have furnished to the other party in writing in accordance herewith.

10.     Amendments and Waivers.  No modification, amendment or waiver of any provision of,   or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

11.

Exclusivity and Waiver  of Rights.  No failure to exercise and no delay  in exercising on  the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

12.

Invalidity. Any term or provision of this Agreement shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Agreement.

13.

Headings. Headings used in this Agreement are inserted for convenience only and shall not affect the meaning of any term or provision of this Agreement.

14.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

15.

Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the any of the parties without the prior written consent of all Secured Parties, at their sole and absolute discretion.

16.

Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Agreement shall survive the execution hereof  and  shall remain in full force and effect until the earliest to occur of (a) the payment in full of the Note, and (b)  the conversion of the principal and accrued and unpaid interest and all other amounts owing under the Note into common stock of Borrower.

17.

Miscellaneous. This Agreement shall inure to the benefit of each of the  parties  hereto and all their respective successors and permitted assigns. Nothing in this Agreement is intended  or shall  be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

18.

GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS  PROVISIONS).

19.

CONSENT TO JURISDICTION. ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER ARISING OUT OF OR RELATED TO THIS AGREEMENT SHALL BE COMMENCED ONLY IN THE STATE OR FEDERAL COURTS OF GENERAL JURISDICTION LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS, EXCEPT THAT ALL SUCH DISPUTES BETWEEN THE PARTIES SHALL BE SUBJECT TO ALTERNATIVE DISPUTE RESOLUTION THROUGH BINDING ARBITRATION AT THE HOLDER’S SOLE DISCRETION AND ELECTION (REGARDLESS OF WHICH PARTY INITIATES THE LEGAL PROCEEDINGS).

20.

WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THISAGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND EACH OF THE OTHER PARTIES HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

21.

Attorneys' Fees.  In the event that any suit or action is instituted to enforce any provision  in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

22.

Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings  among the parties with respect to the subject matter hereof.

[SIGNATURE PAGE(S) FOLLOW]

IN WITNESS WHEREOF, this Security Agreement has been executed as of the date first set written above.

SEARS OIL AND GAS CORPORATION

By:  /s/ Mark Scharmann

Name: Mark Scharmann

Title: Chief Executive Officer

AUCTUS FUND, LLC

By:  /s/ Lou Posner

Name: Lou Posner

Title: Managing Member

EXHIBIT A COLLATERAL

Borrower hereby grants, pledges, and assigns for the benefit of each Secured Party, and there is hereby created in favor of the Secured Parties, a security interest in and to all of Borrower's right, title, and interest in, to, and under all assets and all personal property of Borrower and its subsidiaries, whether now or hereafter existing, or now owned or hereafter acquired, including but not limited to the following (collectively, "Collateral"):

1.  All  accounts,  chattel  paper,  contracts,  contract  rights,  accounts  receivable, tax refunds, Note receivable, documents, other choses in action and general intangibles, including, but not limited to, proceeds of inventory and returned goods and proceeds from the sale of goods and services, and all rights, liens, securities, guaranties, remedies and privileges related thereto, including the right of stoppage in transit and rights and property of any kind forming the subject matter of any of the foregoing ("Accounts  Receivable");

2.

All time, savings, demand, certificate of deposit or other accounts in the name of Borrower or in which Borrower has any right, title or interest, including but not limited  to all sums now or at any time hereafter on deposit, and any renewals, extensions or replacements of and all other property which may from time to time be acquired directly or indirectly using the proceeds of any of the foregoing;

3.

All inventory and equipment of every type or description wherever located, including, but not limited to all raw materials, parts, containers, work in process, finished goods, goods in transit, wares, merchandise furniture, fixtures, hardware, machinery, tools, parts, supplies, automobiles, trucks, other intangible property of whatever kind and wherever located associated with the Borrower's business, tools and goods returned for credit, repossessed, reclaimed or otherwise reacquired by Borrower;

4.

All documents of title and other property from time to time received, receivable or otherwise distributed in respect of, exchange or substitution for or addition to any of the foregoing including, but not limited to, any documents of title;

5.        All know-how, information, permits, patents, copyrights, goodwill, trademarks, trade names, licenses and approvals held by Borrower, including all other intangible property of Borrower;

6.

All assets of any type or description that may at any time be assigned or delivered to or come into possession of Borrower for any purpose for the account of Borrower or as to which Borrower may have any right, title, interest or power, and property in the possession  or custody of or in transit to anyone for the account of Borrower, as well as all proceeds and products thereof and accessions and annexations thereto; and

7.

All proceeds (including but not limited to insurance proceeds) and products of and accessions and annexations to any of the foregoing.